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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 July 22, 2004
                                 -------------

                           United Parcel Service, Inc.
                           ---------------------------
            (Exact name of registrant as specified in its charter)



     Delaware                         001-15451                 58-2480149
     --------                         ---------                 ----------
 (State or other                     (Commission              (IRS Employer
   jurisdiction                     File Number)          Identification Number)
of incorporation)


        55 Glenlake Parkway, N.E.
             Atlanta, Georgia                                 30328
             ----------------                                 -----
 (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (404) 828-6000
                                                            -------------

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

         99.1            Press Release dated July 22, 2004.


Item 12.  Results of Operations and Financial Condition.

         On July 22, 2004, United Parcel Service, Inc. issued a press release containing information about the Company's results of operations for the quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.



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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          UNITED PARCEL SERVICE, INC.



Date:  July 23, 2004                      By: /s/ D. Scott Davis
                                              ---------------------------
                                          Name:  D. Scott Davis
                                          Title: Senior Vice President,
                                                 Treasurer, and Chief
                                                 Financial Officer



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                                  EXHIBIT INDEX

99.1              Press Release dated July 22, 2004.